SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                             Date of Report (Date of
                            earliest event reported):

                                April 1, 2003

                                    WODFI LLC
    (Exact name of registrant and originator of the Trust as specified in its charter)

                          WORLD OMNI MASTER OWNER TRUST
                       (Issuer with respect to the Notes)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-84579
                            (Commission File Number)

                                   65-0934017
                        (IRS Employer Identificatioin No.

                                    WODFI LLC
                               190 NW 12th Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

Item 5. Other Events
See attached certificate.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WODFI LLC
                                    (Registrant)



Dated:  May 29, 2003                By:/s/-------------------------------------
                                          Victor  A. De Jesus
                                          Vice President,
                                          Chief Financial Officer
                                          World Omni Financial Corp.
                                          (Duly authorized Officers of the
                                           Servicer on behalf of the Trust)